SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 16, 2004 (August 10, 2004)

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

                                         MARYLAND                                               1-12504                                                    95-4448705

                             (State or Other Jurisdiction of              (Commission File Number)                  (I.R.S. Employer Identification No.)
                             Incorporation)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401 (Address of principal executive office, including zip code)

Registrant’s telephone number, including area code (310) 394-6000

N/A

(Former name, former address and former fiscal year, if changed since last report)

ITEM 4.CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 10, 2004, the Audit Committee of the Board of Directors of The Macerich Company (the “Company”) dismissed PricewaterhouseCoopers LLP ("PwC") as its independent registered public accounting firm and approved Deloitte & Touche LLP as its independent accountants for the fiscal year ending December 31, 2004.

The reports of PwC on the Company’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the two most recent fiscal years and the subsequent interim period through August 10, 2004, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their reports on the financial statements for such years.

During the two most recent fiscal years and the subsequent interim period through August 10, 2004, there were no reportable events (as the term is defined in Item 304(a) (1) (v) of Regulation S-K).

During the two most recent fiscal years and the subsequent interim period through August 10, 2004, the Company did not consult with Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a) (1) (iv) of Regulation S-K) or a reportable event (as defined in Item 304(a) (1) (v) of Regulation S-K).

The Company has requested PwC to furnish it a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 16, 2004, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits.

16.1 Letter from PricewaterhouseCoopers LLP dated August 16, 2004 pursuant to Item 304(a) (3) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                    THE MACERICH COMPANY

                                                                                      By: THOMAS E. O'HERN

Dated: August 16, 2004                                               /s/ Thomas E. O'Hern

                                                                                                                 Executive Vice President,
                                                                                     Chief Financial Officer
                                                                                     And Treasurer

EXHIBIT INDEX

EXHIBIT

NUMBER                      NAME

16.1 Letter from PricewaterhouseCoopers LLP dated August 16, 2004 pursuant to Item 304(a) (3)of Regulation S-K.

4